                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
/X/  $125  per Exchange  Act Rules  0-11(c)(1)(ii), 14a-6(i)(1),  14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     5) Total fee paid:

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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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
                   [LOGO]

Dear Stockholder:

    You are cordially invited to attend the 1995 Annual Meeting of Stockholders of Marten Transport, Ltd. The meeting will be held on Tuesday, May 2, 1995, at 4:00 p.m. local time, at the Holiday Inn, 2703 Craig Road, Eau Claire, Wisconsin.

    We suggest that you carefully read the enclosed Notice of Annual Meeting and Proxy Statement.

    We hope you will be able to attend the Annual Meeting. Whether or not you plan to attend, we urge you to complete, sign, date and return the enclosed proxy card in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.

                                          Very truly yours,

                                                          [SIG]
                                          Randolph L. Marten
                                          CHAIRMAN OF THE BOARD, PRESIDENT
                                           AND CHIEF OPERATING OFFICER
April 5, 1995

                             MARTEN TRANSPORT, LTD.
                               129 MARTEN STREET
                            MONDOVI, WISCONSIN 54755

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 2, 1995

                            ------------------------

TO THE STOCKHOLDERS OF MARTEN TRANSPORT, LTD.:

    The Annual Meeting of Stockholders of Marten Transport, Ltd. will be held on Tuesday, May 2, 1995, at 4:00 p.m. local time, at the Holiday Inn, 2703 Craig Road, Eau Claire, Wisconsin, for the following purposes:

    1. To elect five directors to serve for the ensuing year or until their successors are elected and qualified.

    2. To consider and act upon a proposal to approve the Marten Transport, Ltd. 1995 Stock Incentive Plan.

    3. To consider and act upon a proposal to ratify the selection of Arthur Andersen & Co. as independent auditors of the Company for the fiscal year ending December 31, 1995.

    4. To transact such other business as may be properly brought before the Annual Meeting or any adjournment thereof.

    Only stockholders of record as shown on the books of the Company at the close of business on March 24, 1995 will be entitled to vote at the Annual Meeting or any adjournment thereof.

                                          By Order of the Board of Directors

                                                          [SIG]
                                          Mark A. Kimball
                                          SECRETARY
April 5, 1995

                             MARTEN TRANSPORT, LTD.
                               129 MARTEN STREET
                            MONDOVI, WISCONSIN 54755

                            ------------------------

                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 2, 1995

                            ------------------------

                                  INTRODUCTION

    The Annual Meeting of Stockholders of Marten Transport, Ltd. (the "Company") will be held on May 2, 1995, at 4:00 p.m. local time, at the Holiday Inn, 2703 Craig Road, Eau Claire, Wisconsin, or at any adjournment thereof, for the purposes set forth in the Notice of Meeting.

    A proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors to SIGN, DATE AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. No postage is required if mailed within the United States. The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of the Company's common stock, par value $.01 per share (the "Common Stock"), will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies by telephone, telegraph or personal conversation. The Company may reimburse brokerage firms and others for expenses in forwarding proxy material to the beneficial owners of Common Stock.

    Any proxy given pursuant to this solicitation and received in time for the Annual Meeting will be voted in accordance with the instructions given in such proxy. Any stockholder giving a proxy may revoke it any time prior to its use at the Annual Meeting by giving written notice of such revocation to the Secretary of the Company. Written notice of revocation may be given prior to the Annual Meeting, or a shareholder may appear at the Annual Meeting and give written notice of revocation prior to use of the proxy.

    The Company expects that this Proxy Statement, the Proxy and Notice of Meeting will first be mailed to stockholders on or about April 5, 1995.

                                VOTING OF SHARES

    Only holders of Common Stock of record at the close of business on March 24, 1995 will be entitled to vote at the Annual Meeting. On March 24, 1995 the Company had 2,929,950 shares of Common Stock outstanding, each such share entitling the holder thereof to one vote on each matter to be voted on at the Annual Meeting. Holders of shares of Common Stock are not entitled to cumulative voting rights.

    The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock (1,464,976 shares) is required for a quorum for the transaction of business. In general, shares of Common Stock represented by a properly signed and returned proxy card will be counted as shares present at the Annual Meeting for purposes of determining a quorum, without regard to whether the card reflects votes withheld from director nominees or abstentions (or is left blank) or reflects a "broker non-vote" on a matter (I.E., a card returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because voting instructions have not been received and the broker has no discretionary authority to vote).

    Because the five director nominees who receive the greatest number of votes cast for the election of directors at the Annual Meeting will be elected as directors, votes that are withheld from the election of director nominees will be excluded entirely from the vote and will have no effect. Each of the other proposals described in this Proxy Statement requires the approval of a majority of the shares voting in person or by proxy on that proposal. Shares voted as abstaining on any of these proposals will be treated as voting shares that were not cast in favor of the proposal, and thus will be counted as votes against the particular proposal. Shares represented by a proxy card including any broker non-vote on a matter will be treated as shares not voting on that matter, and thus will not be counted in determining whether that matter has been approved.

    Shares of Common Stock represented by properly executed proxy cards will be voted in accordance with the choices specified therein. Proxies that are signed by stockholders but that lack any voting instructions will be voted in favor of the election as directors of the nominees for director listed in this Proxy Statement, in favor of the other proposals described in this Proxy Statement and, with respect to any other business that may properly come before the Annual Meeting, according to the discretion of the proxies named on the proxy card.

                             ELECTION OF DIRECTORS
                                   PROPOSAL 1

NOMINATION

    The Bylaws of the Company provide that the Board shall consist of at least one member, or such other number as may be determined by the Board of Directors or by the stockholders. The Board of Directors has determined that there will be five directors of the Company elected at the Annual Meeting.

    The Board of Directors has nominated five persons, each of whom are named below. If elected, such individuals will serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified. All of the nominees are members of the present Board of Directors and were elected at last year's Annual Meeting of Stockholders.

    The Board recommends a vote FOR the election of each of the nominees listed below. The five nominees for election as directors at the Annual Meeting who receive the greatest number of votes cast for the election of directors at the meeting by the holders of the Common Stock entitled to vote at the meeting will be elected as directors. If, prior to the Annual Meeting, the Board should learn that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that would have otherwise been voted for such nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies may, at the Board's discretion, be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board has no reason to believe that any of the nominees will be unable to serve at the time of the Annual Meeting. There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

INFORMATION ABOUT NOMINEES

    The following information has been furnished to the Company by the respective nominees for director.

   NAMES OF NOMINEES         AGE           PRINCIPAL OCCUPATION         DIRECTOR SINCE
-----------------------      ---      -------------------------------  -----------------
Randolph L. Marten               42   Chairman of the Board,                    1980
                                      President and Chief Operating
                                      Officer of Marten Transport,
                                      Ltd.

Darrell D. Rubel                 50   Executive Vice President, Chief           1983
                                      Financial Officer, Treasurer
                                      and Assistant Secretary of
                                      Marten Transport, Ltd.

Arnold P. Schultz                65   Retired Superintendent of                 1989
                                      Schools, Goodhue, Minnesota

Larry B. Hagness                 44   President, Durand Builders                1991
                                      Service, Inc., Durand,
                                      Wisconsin

Thomas J. Winkel                 52   Management and Financial                  1994
                                      Consultant

OTHER INFORMATION ABOUT NOMINEES

    RANDOLPH L. MARTEN has been a full time employee of the Company since 1974. Mr. Marten has been a Director of the Company since October 1980, its President and Chief Operating Officer since June 1986 and its Chairman of the Board since August 1993. Mr. Marten was Vice President of the Company from October 1980 to June 1986.

    DARRELL D. RUBEL has been a Director of the Company since February 1983, its Chief Financial Officer since January 1986, its Treasurer since June 1986 and its Executive Vice President since May 1993. Mr. Rubel was also Secretary of the Company from June 1986 until August 1987 and Vice President from January 1986 until May 1993 and has been Assistant Secretary since August 1987.

    ARNOLD P. SCHULTZ has been a Director of the Company since May 1989. Mr. Schultz has been retired since 1984. From 1959 through 1984, Mr. Schultz was the Superintendent of Schools for Goodhue, Minnesota.

    LARRY B. HAGNESS has been a Director of the Company since July 1991. Mr. Hagness has been the President of Durand Builders Service, Inc., a retail lumber/home center outlet and general contractor, since 1978. Mr. Hagness has been the Secretary/Treasurer of Main Street Graphics, a commercial printing company, since 1985.

    THOMAS J. WINKEL has been a Director of the Company since April 1994. Since January 1994, Mr. Winkel has been a management and financial consultant. From April 1990 to December 1993, Mr. Winkel was the majority owner, Chairman of the Board, Chief Executive Officer and President of Road

Rescue, Inc., a manufacturer of emergency response vehicles. From 1966 to 1990, Mr. Winkel was a public accountant with Arthur Andersen & Co., and from 1985 to 1990 was Managing Partner of the St. Paul, Minnesota office. Mr. Winkel is also a director of Featherlite Mfg. Inc.

ADDITIONAL INFORMATION ABOUT THE BOARD OF DIRECTORS

    The Company's Board of Directors held six meetings and took action by written consent three times during 1994. All of the directors attended 75% or more of the meetings of the Board of Directors during 1994. In addition, a special committee of the Board of Directors consisting of Mr. Schultz, Mr. Hagness and Mr. Winkel met three times during 1994 and each of such committee members attended all meetings.

    The Board of Directors has established an Audit Committee and a Compensation Committee, both of which currently consist of Mr. Schultz, Mr. Hagness and Mr. Winkel. The Board of Directors has not established a Nominating Committee.

    The Audit Committee provides assistance to the Board in satisfying its fiduciary responsibilities relating to the accounting, auditing, operating and reporting practices of the Company. The Audit Committee reviews the annual financial statements of the Company, the selection and work of the Company's independent auditors and the adequacy of internal controls for compliance with corporate policies and directives. During 1994, the Audit Committee met two times.

    The Compensation Committee reviews general programs of compensation and benefits for all employees of the Company and makes recommendations to the Board concerning such matters as compensation to be paid to the Company's officers, directors and key employees. The Compensation Committee also serves as the disinterested committee administering the Company's Incentive Stock Option Plan, Non-Statutory Stock Option Plan and the 1995 Stock Incentive Plan. During 1994, the Compensation Committee met three times.

DIRECTOR COMPENSATION

    The Company does not pay fees to directors who are full-time employees of the Company or reimburse them for out-of-pocket expenses in connection with attending Board or committee meetings. The Company generally pays directors who are not full-time employees of the Company a fee of $500 for each Board or committee meeting attended and reimburses them for out-of-pocket expenses incurred while attending Board or committee meetings. In 1994, Arnold P. Schultz received a total of $7,000, Larry B. Hagness received a total of $6,000 and Thomas J. Winkel received a total of $7,000 in cash and other compensation for serving on the Board. No other director received any cash compensation for services as a director in 1994.

    In addition, upon the initial election to the Board, each non-employee director receives an option to purchase 10,000 shares of Common Stock under the Company's Non-Statutory Stock Option Plan. These options have an exercise price equal to the fair market value of one share of Common Stock on the date of grant and become exercisable in equal installments of one-third of the total shares subject to the option on each of the first three anniversaries of the date of grant so long as the director remains a member of the Board of the Directors.

         PRINCIPAL STOCKHOLDERS AND BENEFICIAL OWNERSHIP OF MANAGEMENT

    The following table sets forth information regarding the beneficial ownership of the Common Stock of the Company as of March 24, 1995, unless otherwise indicated, by each stockholder who is known by the Company to own beneficially more than 5% of the outstanding Common Stock, by each director, by each executive officer and by all directors and executive officers of the Company as a group.

                                        SHARES OF COMMON STOCK
                                        BENEFICIALLY OWNED(1)
                                  ----------------------------------
        NAME AND ADDRESS                                  PERCENT OF
      OF BENEFICIAL OWNER                AMOUNT             CLASS
--------------------------------  ---------------------   ----------
Estate of Roger R. Marten           880,100(2)(3)             30.0%
 715 South Barstow Street
 Eau Claire, WI 54702
Randolph L. Marten                  855,000(3)(4)             29.2%
 129 Marten Street
 Mondovi, WI 54755
Heartland Advisors, Inc.            328,650(5)                11.2%
 790 North Milwaukee Street
 Milwaukee, WI 53202
Dimensional Fund Advisors Inc.      214,500(6)                 7.3%
 1299 Ocean Avenue
 11th Floor
 Santa Monica, CA 90401
FMR Corp.                           160,400(7)                 5.5%
 82 Devonshire Street
 Boston, MA 02109
Darrell D. Rubel                     15,000(8)                 *
Arnold P. Schultz                     1,000                    *
Larry B. Hagness                     10,300(9)                 *
Thomas J. Winkel                      3,833(10)                *
Timothy P. Nash                           0                    *
Franklin J. Foster                    9,000(11)                *
Robert G. Smith                       3,000(12)                *
Voin S. Long                              0                    *
All Directors and Executive       1,777,233(2)(3)(4)(13)      59.8%
 Officers as a Group
 (9 persons)

------------------------

*     Less than 1% of the outstanding shares.

 (1) Unless otherwise noted, all of the shares are held by individuals possessing sole voting and investment power with respect to the shares shown. Shares not outstanding, but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such person or group.

 (2) Includes 880,100 shares placed into the Marten Voting Trust (the "Trust") by Roger R. Marten pursuant to the terms of a Voting Trust Agreement dated
      February 14, 1983, as  amended (the "Voting  Trust Agreement"). Under  the
      Voting  Trust Agreement, Randolph L. Marten, Darrell D. Rubel and G. Scott
      Nicastro have been appointed Trustees to vote all of the shares subject to the Trust, except that without the consent of each beneficial owner of the shares to be voted, the Trustees may not vote on any increase in the authorized stock of the Company, the sale, lease or exchange of all or substantially all of the assets of the Company, the consolidation or merger of the Company with or into any other corporation or the dissolution of the Company. Any action to be taken by the Trustees pursuant to the Marten Voting Trust requires an affirmative vote of a majority of the Trustees. The Voting Trust Agreement will expire on December 31, 2012, unless earlier terminated by the Trustees or the beneficial holders of all of the Common Stock held pursuant to the Trust.
      Effective  May 4, 1993, Randolph L. Marten, as subscriber, and Randolph L.
      Marten, Darrell D. Rubel  and G. Scott Nicastro,  as trustees, entered  an
      Agreement Regarding Voting Trust Agreement, which becomes effective if the Voting Trust Agreement terminates for any reason. This agreement covers all shares owned by Randolph L. Marten on May 4, 1993 and any shares he acquires after that date, contains the same provisions regarding the voting of shares as the Voting Trust Agreement and also expires on December 31, 2012.

 (3) Roger R. Marten and Randolph L. Marten, (both as "Individual Stockholders" and as "Voting Trustees"), the Company, and Darrell D. Rubel (as a "Voting
      Trustee")  entered into a Stock  Restriction Agreement dated September 16,
      1986, pursuant to which each of the Individual Stockholders agreed not to voluntarily or involuntarily dispose of any of his shares of Common Stock or interest under the Voting Trust Agreement (the "Shares") without the written consent of the other Stockholder. If either Individual Stockholder
      (or, in the case of Roger R. Marten, his estate) wishes to dispose of any of his Shares, such stockholder must give first the other Individual
      Stockholder and then the Company a right of first refusal to purchase the Shares at the lower of the price offered by the proposed transferee or a purchase price determined pursuant to the Stock Restriction Agreement.
      Upon the bankruptcy of an Individual Stockholder or any levy against any of the Shares, the Individual Stockholder must also give this right of first refusal to the other Individual Stockholder and the Company.

 (4) Represents 855,000 shares placed into the Marten Voting Trust, which is described in Note (2) above, by Randolph L. Marten.

 (5)  Heartland  Advisors, Inc. has  reported in a  Schedule 13G, dated February
      15, 1995, filed with the Securities and Exchange Commission that it was the beneficial owner of all such shares, possessing sole investment power with respect to all such shares and sole voting power with respect to none of the shares.

 (6)  Dimensional Fund  Advisors Inc.  has  reported in  a Schedule  13G,  dated
      January 31, 1995, filed with the Securities and Exchange Commission that it was the beneficial owner of all such shares, possessing sole investment power with respect to all such shares and sole voting power with respect to 120,500 shares and that certain officers of Dimensional Fund Advisors
      Inc. possess sole

      voting power with respect to 91,200 of such shares in their capacities as officers of DFA Investment Dimensions Group Inc. and 2,800 of such shares in their capacities as officers of The Investment Trust Company.

 (7)  FMR Corp. has reported  in a Schedule 13G,  dated February 13, 1995,  that
      Fidelity Management & Research Company ("Fidelity"), its wholly owned subsidiary, is the beneficial owner of all such shares through the Fidelity Low-Priced Stock Fund (the "Fund"). The Board of Trustees of the
      Fund has sole  voting power  with respect to  such shares.  The Fund,  FMR
      Corp.  (through  its  control  of  Fidelity)  and  Edward  C.  Johnson 3rd
      (Chairman of FMR Corp.) each have the sole power to dispose of the shares owned by the Fund. Mr. Johnson and various Johnson family members and trusts, by their stock ownership and the execution of a stockholder's voting agreement, form a controlling group of FMR Corp.

 (8) Does not include 1,735,100 shares placed into the Marten Voting Trust of which Randolph L. Marten, Darrell D. Rubel and G. Scott Nicastro are
      Trustees.  See Notes (2) and (3) above. Consists of 15,000 shares that Mr.
      Rubel has the right to acquire pursuant to outstanding stock options.

 (9) Includes 10,000 shares that Mr. Hagness has the right to acquire pursuant to outstanding options and 300 shares owned by his wife.

(10) Includes 3,333 shares that Mr. Winkel has the right to acquire pursuant to outstanding options.

(11) Includes 9,000 shares that Mr. Foster has the right to acquire pursuant to outstanding options.

(12) Includes 3,000 shares that Mr. Smith has the right to acquire pursuant to outstanding options.

(13)  Includes (a) 880,100 owned by the estate of Roger R. Marten (see Note  (2)
      above)  and (b) an aggregate of 40,333 shares that directors and executive officers have the right to acquire pursuant to outstanding options.

                        COMPENSATION AND OTHER BENEFITS

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table sets forth cash and non-cash compensation for each of the last three fiscal years awarded to or earned by each of the executive officers of the Company in 1994.

                           SUMMARY COMPENSATION TABLE

                                                 ANNUAL COMPENSATION
                                         -----------------------------------
                                                              OTHER ANNUAL        ALL OTHER
   NAME AND PRINCIPAL POSITION     YEAR   SALARY    BONUS   COMPENSATION (1)   COMPENSATION (2)
---------------------------------  ----  --------  -------  ----------------   ----------------
Randolph L. Marten                 1994  $220,000    5,250       17,635                629
  Chairman, President and          1993   150,000    6,750       17,529                633
  Chief Operating Officer          1992   150,000   28,125        8,566            --
Darrell D. Rubel                   1994   132,500    2,100       17,635             52,338
  Executive Vice President,        1993   105,769    2,700       14,529             33,333
  Chief Financial Officer          1992    60,000    9,095        8,062            --
  and Treasurer
Timothy P. Nash                    1994   135,000    3,850          485              1,134
  Vice President of Sales          1993   113,539    4,950      --                     824
                                   1992   110,000   20,625      --                 --
Robert G. Smith                    1994   105,000    2,972        2,400              1,104
  Vice President of Operations     1993    87,642    3,821      --                     849
                                   1992    84,900   14,249      --                 --
Voin S. Long                       1994    95,000    5,975      --                     767
  Vice President of Information    1993    80,000    3,308      --                     612
  Systems                          1992    72,200   11,320      --                 --

------------------------
(1) Includes $3,000 for the fair market value of an automobile transferred to Mr. Marten in 1993. All other reported compensation in the column for Mr. Marten and Mr. Rubel consists of the value of vacations paid for by the
     Company on behalf of these individuals in 1994, 1993 and 1992, respectively. All reported compensation in the column for Mr. Nash and Mr. Smith consists of reimbursement of personal travel expenses in 1994.

(2) The reported compensation for Mr. Darrell Rubel consists of amounts credited to a deferred compensation account in 1993 and 1994, respectively. See "Compensation and Other Benefits -- Employment Agreement." All other reported compensation in the column consists of Company contributions to the Company's 401(k) plan in 1994 and 1993.

OPTION GRANTS AND EXERCISES IN 1994

    The following tables provide information for the year ended December 31, 1994 as to individual grants and exercises of options to purchase shares of the Company's Common Stock by each of the named executive officers of the Company.

                             OPTION GRANTS IN 1994

                                                                                 POTENTIAL REALIZABLE
                                                                               VALUE AT ASSUMED ANNUAL
                          NUMBER OF    % OF TOTAL                                RATES OF STOCK PRICE
                         SECURITIES      OPTIONS                               APPRECIATION FOR OPTION
                         UNDERLYING    GRANTED TO    EXERCISE OR                       TERM (1)
                           OPTIONS    EMPLOYEES IN    BASE PRICE   EXPIRATION  ------------------------
         NAME              GRANTED     FISCAL YEAR      ($/SH)        DATE         5%           10%
-----------------------  -----------  -------------  ------------  ----------  -----------  -----------
Randolph L. Marten           --            --             --           --          --           --
Darrell D. Rubel             --            --             --           --          --           --
Timothy P. Nash              --            --             --           --          --           --
Robert G. Smith              --            --             --           --          --           --
Voin S. Long                 15,000           100%         $17.50     7/28/04  $   165,085  $   418,357

------------------------
(1) These amounts represent the total estimated value of the option at the end of the option term assuming the market price of the Company's Common Stock grows at the rate indicated (compounded annually) from the date of grant. These amounts are based upon certain assumed rates of appreciation only. Actual gains, if any, in stock option value are dependent upon future performance of the Company's Common Stock, overall market conditions and the continued employment of the executive with the Company. The amounts represented in this table might not necessarily be achieved.

                       AGGREGATE OPTION EXERCISES IN 1994
                      AND DECEMBER 31, 1994 OPTION VALUES

                                                                                 VALUE OF UNEXERCISED
                                                                                   NUMBER OF IN-THE-
                                                        UNEXERCISED OPTIONS AT       MONEY OPTIONS
                                                             DECEMBER 31,           AT DECEMBER 31,
                          SHARES ACQUIRED     VALUE       1994 (EXERCISABLE/      1994 (EXERCISABLE/
         NAME               ON EXERCISE     REALIZED      UNEXERCISABLE) (1)      UNEXERCISABLE) (2)
-----------------------  -----------------  ---------  ------------------------  ---------------------
Randolph L. Marten              --             --                 --/--                   --/--
Darrell D. Rubel                --             --             15,000/--           $  169,950/--
Timothy P. Nash                  3,000      $  44,250             --/3,000                --/$48,750
Robert G. Smith                 --             --              3,000/12,000       $   20,250/$81,000
Voin S. Long                    --             --                 --/15,000               --/$37,500

------------------------
(1) The exercise price may be paid in cash or, in the Compensation Committee's discretion, in shares of the Company's Common Stock valued at fair market value on the date of exercise.

(2) Based on the closing sale price on December 30, 1994 of $20.00, as reported by NASDAQ National Market System.

EMPLOYMENT AGREEMENTS

    On May 1, 1993, the Company entered into a ten-year Employment Agreement with Darrell D. Rubel for the employment of Mr. Rubel as the Company's Executive Vice President, Chief Financial Officer and Treasurer. The Company entered into this Employment Agreement in order to retain the long-term services of Mr. Rubel and to provide stability to the Company due to the failing health of Roger R. Marten, who was the Company's Chief Executive Officer until his death in August 1993. Mr. Rubel is paid annual aggregate cash compensation of $180,000, $130,000 of which is currently paid in base salary and $50,000 of which is credited to a deferred compensation account for Mr. Rubel. The Board of Directors may increase but not decrease the base salary and/or the deferred compensation. The deferred compensation is credited to a special account for Mr. Rubel in equal amounts of $25,000 on June 30 and December 31 of each year, provided that Mr. Rubel is employed by the Company on such dates. Beginning January 1, 1998 and for each year thereafter, Mr. Rubel is entitled to designate a percentage of his total compensation, not to exceed 40%, to be credited to the deferred account. The balance credited to the deferred account vests at the rate of 20% per year beginning on December 31, 1993 and on December 31 of each year thereafter. After December 31, 1997, Mr. Rubel will have a fully vested interest in all amounts credited to the deferred account. If the Company terminates the agreement prior to its expiration without "cause" and for other than the death or disability of Mr. Rubel, or Mr. Rubel terminates the agreement for "good reason," the Company is obligated to pay Mr. Rubel a lump sum equal to (a) the present value of the then current base salary for a period of five years and (b) the balance of the deferred account, whether or not such amount had fully vested, plus an amount equal to five times the then current annual amount that the Company would have been obligated to credit to the deferred account. The agreement prohibits Mr. Rubel from competing with the Company for a period of one year after termination of his employment. The agreement also contains standard provisions requiring Mr. Rubel to assign inventions to the Company and to keep the Company's proprietary information confidential.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The functions of the Compensation Committee of the Board of Directors are to
(i) establish overall compensation policies for the Company that are consistent with and linked to the Company's strategic objectives; (ii) assess the performance of executive officers in developing and executing the Company's strategic objectives; (iii) ensure that executive compensation is appropriate in light of both individual and Company performance; and (iv) make recommendations to the Board of Directors concerning the compensation of the Company's executive officers, as well as other key employees.

    The purposes of the Company's executive compensation policy as established by the Compensation Committee are to attract, energize, reward and retain executive officers and other key personnel who will consistently produce superior results over the long term to provide value to the Company's stockholders. The overall executive compensation program of the Company is designed to (i) foster a "team" approach wherein officers and key employees with differing functional responsibilities work together to achieve the Company's overall strategic objectives; (ii) create a performance based environment with variable compensation based upon the achievement of annual and long-term business results; (iii) focus management on maximizing stockholder value through stock-based compensation aligned with stockholder returns; (iv) provide compensation opportunities dependent upon the Company's performance relative to its competitors and changes in the Company's performance over time; and (v) ensure that the Company's compensation program is competitive in the Company's industry.

    Consistent with these objectives, the Company's executive compensation program was substantially revised in 1994 around three basic elements:

    - Base salary compensation

    - Annual incentive compensation

    - Stock-based compensation

    In 1994 the base salary for all of the executive officers (other than Darrell Rubel, whose compensation was reviewed and established as part of a long-term employment agreement entered into in 1993 and described above) was reviewed and modified based on a number of considerations, including: (i) each executive's experience, level of responsibility and performance; (ii) salaries for comparable positions in the industry; and (iii) internal comparability considerations. This resulted in increases in base salary for each of the executive officers from 1993 to 1994 as reflected in the table set forth above. The increase in base salary for Mr. Randolph L. Marten reflects, in addition to the considerations described above, superior performance in assuming the duties of chief executive officer following the death of Roger R. Marten in 1993.

    Also in 1994, the Company substantially revised its executive incentive compensation program, to be effective as of January 1, 1995, in order to tie bonus compensation to: (i) specific performance objectives for the Company, including improvement in the Company's operating ratio, enhancement of returns on equity and revenue growth; (ii) overall executive team performance; and (iii) individual performance objectives. Under this program, participants are eligible to receive bonuses equal to predetermined percentages (up to 50% in the aggregate) of annual base salary compensation based upon achievement of the Company's and the individual executive's performance objectives.

    The third element of the Company's executive compensation program is stock-based compensation, designed to further align executive compensation with maximizing stockholder value. In the past, the Company's executive officers have been granted, on the date of their initial election as an executive officer, an option to purchase 15,000 shares of Common Stock at fair market value on the date of the grant. These options become exercisable with respect to 20% of the shares subject to the option on each of the first five anniversary dates of the grant date. With the adoption of the 1995 Stock Incentive Plan, described below in this Proxy Statement, the Compensation Committee intends to make greater use of stock options in order to provide a more meaningful opportunity for stock ownership and greater incentive for the Company's executives to manage the Company from the perspective of an equity owner. The size of option grants to each executive officer will be discretionary, based on level of responsibility, performance and potential contribution.

    The Compensation Committee believes that its approach to executive compensation described above will provide competitive base compensation, establish strong incentive to achieve the Company's strategic objectives, and align the interests of the executives with those of the stockholders.

                                          Arnold P. Schultz
                                          Larry B. Hagness
                                          Thomas J. Winkel
                                          Members of the Compensation Committee

COMPARATIVE STOCK PERFORMANCE

    The graph below compares the cumulative total stockholder return on the Company's Common Stock for the last five fiscal years with the cumulative total return on the NASDAQ Market Index and the SIC code 4213 (trucking, except local) line-of-business index prepared by Media General Financial Services over the same period. The graph assumes the investment of $100 in the Company's common stock, the NASDAQ Market Index and the line-of-business index on December 31, 1989, and reinvestments of all dividends.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              MARTEN TRANSPORT LTD        INDUSTRY INDEX       BROAD MARKET
1989                               100                 100                 100
1990                            105.88               83.14               81.12
1991                            176.47              125.04              104.14
1992                            258.82              152.91              105.16
1993                            441.18               173.2              126.14
1994                            470.59              166.52              132.44

                              CERTAIN TRANSACTIONS

    The Company's facilities in Ontario, California are leased by the Company from R & R Properties, a sole proprietorship owned by Randolph L. Marten, under a 5-year lease dated November 29, 1994. The Company made rental payments to R & R Properties totalling $175,000 in the year ended December 31, 1994.

    The Company maintains deposits in Chetek State Bank and the Bank of Barron, which are subsidiaries of BCB Bancorp, Inc. ("BCB"). On February 1, 1994, BCB became a wholly owned subsidiary of Northwest Wisconsin Bancorp, Inc., which is solely owned by Darrell D. Rubel. Prior to February 1, 1994, Darrell D. Rubel and the estate of Roger R. Marten had each owned 50% of the stock of BCB. Darrell D. Rubel is an officer and director of the Chetek State Bank, Bank of Barron, BCB and Northwest Wisconsin Bancorp, Inc.

    During 1994, the Company paid Durand Builders Service, Inc. $233,311 for various construction projects at the Company's facilities in Mondovi, Wisconsin, including the installation of a truck wash and a paint room. Durand Builders Services, Inc. is owned by Larry B. Hagness, a director of the Company.

    In June 1994, the Company purchased 500,000 shares of the Company's Common Stock at a price of $16.00 per share from the estate of Roger R. Marten, who died in August 1993. Randolph L. Marten is a beneficiary of, and Darrell D. Rubel is the personal representative of, the estate of Roger R. Marten. The purchase of these shares was approved by a special committee of the Board of Directors consisting of Thomas J. Winkel, Arnold P. Schultz and Larry B. Hagness.

    During 1994, the Company paid an aggregate of $21,000 to Thomas J. Winkel, a director of the Company, for consulting services provided by Mr. Winkel to the Company.

    In December 1994, Timothy P. Nash, an executive officer of the Company, exercised a stock option for 3,000 shares of Common Stock of the Company. Following the option exercise, the Company purchased all of such shares of stock from Mr. Nash at a price of $18.50 per share, the closing price of the Common Stock on the date of exercise, as reported by the NASDAQ National Market System.

    The Company believes that the above transactions are at rates and on terms which are no less favorable than could have been obtained from unaffiliated third parties.

                      PROPOSAL TO ADOPT THE COMPANY'S 1995
                              STOCK INCENTIVE PLAN
                                   PROPOSAL 2

INTRODUCTION

    On March 9, 1995, the Company's Board of Directors approved the Company's 1995 Stock Incentive Plan (the "Incentive Plan"), subject to stockholder approval. The Incentive Plan provides for the grant to participating eligible recipients of the Company and its subsidiaries of stock options ("Options"), including both incentive stock options ("Incentive Options") and non-statutory stock options ("Non-Statutory Options"), Restricted Stock Awards, Performance Units, Stock Bonuses and Stock Appreciation Rights. Options, Restricted Stock Awards, Performance Units, Stock Bonuses and Stock Appreciation Rights are collectively referred to herein as "Incentive Awards."

    At the Annual Meeting, the stockholders are being asked to approve the Incentive Plan.

SUMMARY OF THE PLAN

    A general description of the basic features of the Incentive Plan is outlined below. The summary is qualified in its entirety by the full text of the plan, a copy of which may be obtained from the Company at the address set forth at the beginning of this proxy statement.

    GENERAL. All employees (including officers and directors who are also employees) and all non-employee consultants and independent contractors of the Company and its subsidiaries are eligible to participate in the Incentive Plan. As of March 9, 1995 there were approximately 1200 persons associated with the Company who may be deemed to be eligible to be granted Incentive Awards under the Incentive Plan.

    The maximum number of shares of Common Stock that may be issued under the Incentive Plan will be 500,000 shares. Any shares of Common Stock that are subject to an Incentive Award that expires or is forfeited and any shares of Common Stock that are subject to an Incentive Award that is settled or paid in cash or any form other than shares of Common Stock will automatically again become available for issuance under the Incentive Plan. Any shares of Common Stock that constitute the forfeited portion of a Restricted Stock Award, however, will not become available for further issuance under the Incentive Plan. In the event of any reorganization, merger, recapitalization, stock dividend, stock split or similar change in the corporate structure or shares of the Company, appropriate adjustments will be made to the number and kind of shares reserved under the Incentive Plan and under outstanding Incentive Awards and to the exercise price of securities subject to outstanding Incentive Awards.

    The Board may amend the Incentive Plan in any respect without stockholder approval, unless stockholder approval is then required by federal securities or certain tax laws or the rules of the NASDAQ National Market System. The Incentive Plan will terminate on March 8, 2005 and may be terminated before that date by action of the Board. No right or interest in any Incentive Award may be assigned or transferred by a participant, except by will or the laws of descent and distribution, or subjected to any lien or otherwise encumbered.

    ADMINISTRATION. The Incentive Plan will be administered by the Compensation Committee of the Board (the "Committee"). The Incentive Plan vests broad powers in the Committee to administer and interpret the Incentive Plan, including the authority to select the participants that will be granted Incentive Awards under the plan, to determine the nature, extent, timing, exercise price, vesting and duration of Incentive Awards and to prescribe all other terms and conditions of Incentive Awards that are consistent with the Incentive Plan. The Committee may modify the terms of an outstanding Incentive Award in any manner (with the consent of the affected participant for most modifications) as long as the modified terms are permitted by the Incentive Plan as then in effect.

  TYPES OF AWARDS

    OPTIONS. Incentive Options must be granted with an exercise price equal to at least the fair market value of the Common Stock on the date of grant (or 110% of the fair market value if, at the time the Incentive Option is granted, the optionee owns more than 10% of the voting power of the outstanding stock of the Company). Non-Statutory Options may be granted at a price determined by the Committee, which must be at least 85% of the fair market value of the Common Stock on the date of grant. Options will become exercisable at such times and in such installments as may be determined by the Committee, provided that Options generally may not become exercisable prior to six months from their date of grant and Incentive Options may not be exercisable after 10 years from their date of grant (or five years from the date of grant if, at the time the Incentive Option is granted, the optionee owns more than 10% of the voting power of the outstanding stock of the Company). The Committee may, in its discretion, grant a supplemental cash bonus in connection with the grant or exercise of an Option.

    The exercise price of Options must be paid in cash, except that the Committee may allow payment to be made (in whole or in part) by delivery of a "broker exercise notice" (pursuant to which the broker or dealer is instructed to sell enough shares or loan the optionee enough money to pay the exercise price and to remit such sums to the Company), a promissory note or by transfer of shares of Common Stock (either previously owned by the participant or to be acquired upon Option exercise). The aggregate fair market value of shares of Common Stock with respect to which incentive stock options within the meaning of
Section 422 of the Code become exercisable for the first time by a participant in any calendar year may not exceed $100,000. Any Incentive Options in excess of this amount will be treated as Non-Statutory Options.

    The Incentive Plan provides for the automatic grant of Non-Statutory Options to purchase 10,000 shares of Common Stock to each non-employee director who is appointed or elected for the first time to serve on the Board following the effective date of the Incentive Plan. Each such Option will be exercisable at a price equal to the fair market value of the Common Stock on the date of the grant, will vest in equal increments of one-third of the shares subject to the grant on each of the first three anniversaries of the date of grant, provided that the recipient remains a member of the Board, and expires ten years from the date of grant. This automatic grant provision is identical to and supersedes the automatic grant provisions of Section 19 of the Company's 1986 Non-Statutory Stock Option Plan.

    STOCK APPRECIATION RIGHTS. A Stock Appreciation Right is a right to receive a payment from the Company, in the form of shares or cash or a combination of both (as determined by the Committee), equal to the difference between the fair market value of one or more shares of Common Stock and the exercise price of such shares under the terms of the Stock Appreciation Right. The exercise price of a Stock Appreciation Right will be determined by the Committee, but may not be less than 85% of the fair market value of the Common Stock on the date of grant. Stock Appreciation Rights become exercisable at such times and in such installments as may be determined by the Committee, except that Stock Appreciation Rights may not become exercisable prior to six months from their date of grant and may not be exercisable after 10 years from their date of grant.

    RESTRICTED STOCK AWARDS AND STOCK BONUSES. A Restricted Stock Award is an award of Common Stock that vests at such times and in such installments as may be determined by the Committee and, until it vests, is subject to restrictions on transferability and to the possibility of forfeiture. The Committee may impose such restrictions or conditions to the vesting of Restricted Stock Awards as it deems appropriate, including that the participant remain in the continuous employ or service of the Company or a subsidiary for a certain period or that the participant or the Company (or any subsidiary or division of the Company) satisfy certain performance goals or criteria. In general, no Restricted Stock Award may vest prior to six months from its date of grant.

    Unless the Committee determines otherwise, any dividends or distributions (other than regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. In addition, the Committee may require that regular quarterly cash dividends be reinvested in shares of Common Stock.

    A Stock Bonus is an award of Common Stock that is not subject to risk of forfeiture. A Stock Bonus may be granted without any restrictions, or the Common Stock covered by the award may be made subject to restrictions on transferability.

    PERFORMANCE UNITS. A Performance Unit is a right to receive a payment from the Company, in the form of share or cash or a combination of both (as determined by the Committee), upon the achievement of established performance goals. A Performance Unit will vest at such times and in such installments as may be determined by the Committee. The Committee may impose such restrictions or conditions to the vesting of Performance Units as it deems appropriate, including that the participant remains in the continuous employ or service of the Company or a subsidiary for a certain period or that the participant or the Company (or any subsidiary or division of the Company) satisfy certain performance goals or criteria.

    CHANGE IN CONTROL. Upon the occurrence of a "change in control" of the Company (i) all outstanding Options and Stock Appreciation Rights will become immediately exercisable in full and will remain exercisable for the remainder of their terms regardless of whether the Participant remains in the employ or service of the Company or any subsidiary; (ii) all outstanding Restricted Stock Awards will become immediately fully vested; and (iii) all outstanding Performance Units and Stock Bonuses will vest or continue to vest according to their original terms. In addition, the Committee, without the consent of any affected Participant, may determine that some or all Participants holding outstanding Options will receive cash in an amount equal to the excess of the fair market value immediately prior to the effective date of such change in control over the exercise price per share of the Options.

    A "change in control" for purposes of the Incentive Plan is defined to include (i) a merger involving the Company if less than 50% of the voting stock of the surviving company is held by persons who were stockholders of the Company immediately before the merger; (ii) the sale or other transfer of substantially all of the Company's assets; (iii) the liquidation or dissolution of the Company; (iv) ownership by any person or group (other than any person that is presently the beneficial owner of 20% or more of the outstanding Common Stock) of more than 50% of the Company's voting stock; or (v) any change of control that is required to be reported under Section 13 or 15(d) of the Securities Exchange Act of 1934.

    TERMINATION OF EMPLOYMENT OR SERVICE. In the event a participant's employment or other service with the Company and all subsidiaries is terminated by reason of death, disability or retirement (i) all outstanding Options and Stock Appreciation Rights, to the extent exercisable as of such termination, remain exercisable for a period of one year after such termination (but in no event after the original expiration date); (ii) all Restricted Stock Awards then held by the participant that have not vested will be terminated and forfeited; and (iii) all Performance Units and Stock Bonuses then held by the participant will vest or continue to vest according to their original terms.

    In the event a participant's employment or other service with the Company and all subsidiaries is terminated for any other reason (other than by the Company for "cause") (i) all outstanding Options and Stock Appreciation Rights will remain exercisable to the extent exercisable as of such termination for a period of three months (but in no event after the original expiration date);
(ii) all Restricted Stock Awards that have not vested as of such termination will be terminated and forfeited; and (iii) all Performance Units and Stock Bonuses then held by the participant will vest or continue to vest according to their original terms. In the event of termination by the Company for "cause," all rights of the participant under the Plan will immediately terminate without notice of any kind, no Options or Stock Appreciation Rights then held by the participant will thereafter be exercisable, all Restricted Stock Awards then held by the participant that have not vested will be terminated and forfeited, and all Performance Units and Stock Bonuses then held by the participant will vest or continue to vest according to their original terms.

    The Committee may, in its discretion, modify these post-termination provisions, provided that no Incentive Award may become exercisable or vest prior to six months from its date of grant and no Option or Stock Appreciation Right may remain exercisable beyond its expiration date.

FEDERAL INCOME TAX CONSEQUENCES

    The following general description of federal income tax consequences is based upon current statutes, regulations and interpretations. This description is not intended to address specific tax consequences applicable to an individual participant who receives an Incentive Award and does not address special rules that may be applicable to directors, officers and greater-than-10% stockholders of the Company.

    OPTIONS. There will not be any federal income tax consequences to either the participant or the Company as a result of the grant to a participant of an Option under the Incentive Plan. The exercise by a participant of an Incentive Option will also not result in any federal income tax consequences to the Company or the participant, except that an amount equal to the excess of the fair market value of the shares acquired upon exercise of the Incentive Option, determined at the time of exercise, over the consideration paid for the shares by the participant will be a tax preference item for purposes of the alternative minimum tax. Upon the exercise of a Non-Statutory Option, a participant will recognize ordinary income on the date of exercise in an amount equal to the difference between the fair market value of the shares purchased and the consideration paid for the shares. In general, the Company will be entitled to a compensation expense deduction in connection with the exercise of a
Non-Statutory Option for any amounts includable in the taxable income of a participant as ordinary income.

    At the time of the subsequent sale or disposition of the shares obtained upon the exercise of a Non-Statutory Option, any gain or loss will be a capital gain or loss. Such capital gain or loss will be long-term capital gain or loss if the sale or disposition occurs more than one year after the date of exercise and short-term gain or loss if the sale or disposition occurs one year or less after the date of exercise.

    If a participant disposes of the shares acquired upon exercise of an Incentive Option, the federal income tax consequences will depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the Incentive Option was granted, nor within one year after the participant exercised the Incentive Option and the shares were transferred to the participant, then the participant will recognize a long-term capital gain or loss. The amount of the long-term capital gain or loss will be equal to the difference between (i) the amount the participant realized on disposition of the shares, and (ii) the option price at which the participant acquired the shares. The Company is not entitled to any compensation expense deduction under these circumstances.

    If the participant does not satisfy both of the above holding period requirements, then the participant will be required to report as ordinary income, in the year the participant disposes of the shares, the amount by which the lesser of the fair market value of the shares at the time of exercise of the Incentive Option or the amount realized on the disposition of the shares (if the disposition is the result of a sale or exchange to one other than a related taxpayer) exceeds the option price for the shares. The Company will be entitled to a compensation expense deduction in an amount equal to the ordinary income includable in the taxable income of the participant. The Company may be required to withhold in order to receive a deduction. The remainder of the gain or loss recognized on the disposition, if any, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

    STOCK APPRECIATION RIGHTS. A participant who receives a Stock Appreciation Right will not recognize any taxable income at the time of the grant. Upon the exercise of a Stock Appreciation Right, the participant will realize ordinary income in an amount equal to the cash and the fair market value of any shares of Common Stock received by the participant. Provided that proper withholding is made, the Company will be entitled to a compensation expense deduction for any amounts includable by the participant as ordinary income.

    RESTRICTED STOCK AWARDS AND STOCK BONUSES. With respect to shares issued pursuant to a Restricted Stock Award that are not subject to a risk of forfeiture or with respect to Stock Bonuses, a participant will include as ordinary income in the year of receipt an amount equal to the fair market value of the shares received on the date of receipt. With respect to shares that are subject to a risk of forfeiture, a participant may file an election under
Section 83(b) of the Code within 30 days after receipt to include as ordinary income in the year of receipt an amount equal to the fair market value of the shares received on the date of receipt (determined as if the shares were not subject to any risk of forfeiture). If a Section 83(b) election is made, the participant will not recognize any additional income when the restrictions on the shares issued in connection with the Restricted Stock Award lapse. The Company will receive a corresponding tax deduction for any amounts includable in the taxable income of the participant as ordinary income.

    A participant who does not make a Section 83(b) election within 30 days of the receipt of a Restricted Stock Award that is subject to a risk of forfeiture will recognize ordinary income at the time of the lapse of the restrictions in an amount equal to the then fair market value of the shares freed of restrictions. The Company will receive a corresponding tax deduction for any amounts includable in the taxable income of a participant as ordinary income.

    PERFORMANCE UNITS. A participant who receives a Performance Unit will not recognize any taxable income at the time of the grant. Upon settlement of the Performance Unit, the participant will realize ordinary income in an amount equal to the cash and fair market value of any shares of Common Stock received by the participant. Provided that proper withholding is made, the Company would be entitled to a compensation expense deduction for any amounts includable by the participant as ordinary income.

    EXCISE TAX ON PARACHUTE PAYMENTS. The Code imposes a 20% excise tax on the recipient of "excess parachute payments," as defined in the Code, and denies tax deductibility to the Company for such excess parachute payments. Generally, parachute payments are payments in the nature of compensation to employees of a company who are officers, shareholders or highly compensated employees, which payments are contingent upon a change in control of a company. Acceleration of the vesting of Incentive Awards upon a change in control of the Company may constitute parachute payments and, in certain cases, "excess parachute payments." The Incentive Plan limits the acceleration of such vesting to avoid excess parachute payments unless the participant is subject to a separate agreement with the Company which specifically provides that excess parachute payments attributable to accelerated vesting will not reduce other payments from the Company.

    SECTION 162(M). Under Section 162(m) of the Code, the deductibility of certain compensation paid to the chief executive officer and each of the four other most highly compensated executives of publicly held companies is limited to $1,000,000 per person. Compensation for this purpose generally includes any items of compensation expense described above in connection with Incentive Awards under the Incentive Plan. However, certain types of compensation are excepted from this limit, including compensation that qualifies as "performance-based compensation." Under Section 162(m), any compensation expense resulting from the exercise of Options or Stock Appreciation Rights under the Incentive Plan with exercise prices equal to (or greater than) the fair market value of the Common Stock on the date of grant should qualify as "performance-based compensation" excepted from the limit of Section 162(m). However, compensation expense in connection with any other Incentive Awards under the Incentive Plan would be subject to this limit.

NEW PLAN BENEFITS

    The following table summarizes the options initially granted under the Incentive Plan, subject to stockholder approval, to each of the executive officers named in the Summary Compensation Table, and all current executive officers as a group.

                               NEW PLAN BENEFITS
                           1995 STOCK INCENTIVE PLAN

                                                                                NUMBER OF SHARES
                                                                                   UNDERLYING      EXERCISE PRICE
                              NAME AND POSITION                                 OPTIONS GRANTED      PER SHARE
-----------------------------------------------------------------------------  ------------------  --------------
Randolph L. Marten                                                                     50,000         $  20.50
  Chairman, President and Chief Operating Officer
Darrell D. Rubel                                                                       25,000         $  20.50
  Executive Vice President, Chief Financial Officer and Treasurer
Timothy P. Nash                                                                        20,000         $  20.50
  Vice President of Sales
Robert G. Smith                                                                        20,000         $  20.50
  Vice President of Operations
Voin S. Long                                                                           20,000         $  20.50
  Vice President of Information Systems
All Executive Officers as a Group                                                     155,000         $  20.50

BOARD OF DIRECTORS RECOMMENDATION

    The Board of Directors recommends that the stockholders vote FOR approval of the 1995 Stock Incentive Plan. The affirmative vote of a majority of shares of the Common Stock of the Company voting in person or by proxy on the 1995 Stock Incentive Plan at the Annual Meeting is necessary for approval of the plan.
Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR approval of the 1995 Stock Incentive Plan.

                       SELECTION OF INDEPENDENT AUDITORS
                                   PROPOSAL 3

    The Board of Directors has approved the selection of Arthur Andersen & Co. as independent auditors to make an examination of the accounts of the Company for the fiscal year ending December 31, 1995, and to perform other appropriate accounting services. Arthur Andersen & Co. has acted as independent auditors of the Company since July 1986.

    Although it is not required to do so, the Board of Directors wishes to submit the selection of Arthur Andersen & Co. to the stockholders for ratification. The Board recommends a vote FOR ratification of Arthur Andersen & Co. as independent auditors for the fiscal year ending December 31, 1995. Unless a contrary choice is specified, proxies solicited by the Board will be voted FOR the ratification of Arthur Andersen & Co. If the selection of Arthur Andersen & Co. is not ratified, the Board of Directors will reconsider its selection.

    The Company has requested and expects a representative of Arthur Andersen & Co. to be present at the Annual Meeting to make a statement if he or she so desires and to respond to appropriate questions.

                             SECTION 16 COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who beneficially own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during the period ended December 31, 1994, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% stockholders were complied with, except that one report on Form 4 with respect to the exercise of options by Timothy P. Nash was filed late.

                     PROPOSALS FOR THE NEXT ANNUAL MEETING

    Stockholder proposals intended to be presented in the proxy materials relating to the next Annual Meeting of Stockholders must be received by the Company on or before December 7, 1995.

                                 OTHER BUSINESS

    The Company knows of no business that will be presented for consideration at the Annual Meeting other than that described in this Proxy Statement. As to other business, if any, that may properly come before the Annual Meeting, it is intended that proxies solicited by the Board will be voted in accordance with the judgment of the person or persons voting the proxies.

                                 ANNUAL REPORT

    A copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1994, accompanies this Notice of Annual Meeting and Proxy Statement. The Annual Report describes the financial condition of the Company as of December 31, 1994.

    THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K (EXCLUSIVE OF EXHIBITS) FOR THE FISCAL YEAR ENDED DECEMBER 31, 1994 TO EACH PERSON WHO IS A STOCKHOLDER OF THE COMPANY AS OF MARCH 24, 1995, UPON RECEIPT FROM ANY SUCH PERSON OF A WRITTEN REQUEST FOR SUCH AN ANNUAL REPORT ON FORM 10-K. SUCH REQUESTS SHOULD BE SENT TO: MARTEN TRANSPORT, LTD., 129 MARTEN STREET, MONDOVI, WISCONSIN 54755, ATTENTION: DARRELL D. RUBEL, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER.

                                                          [SIG]
                                          Randolph L. Marten
                                          CHAIRMAN OF THE BOARD, PRESIDENT
                                           AND CHIEF OPERATING OFFICER

                              MARTEN TRANSPORT, LTD.

                            1995 STOCK INCENTIVE PLAN

1.   PURPOSE OF PLAN.

     The purpose of the Marten Transport, Ltd. 1995 Stock Incentive Plan (the "Plan") is to advance the interests of Marten Transport, Ltd. (the "Company") and its stockholders by enabling the Company to attract and retain persons of ability to perform services for the Company by providing an incentive to such individuals through equity participation in the Company and by rewarding such individuals who contribute to the achievement by the Company of its economic objectives.

2.   DEFINITIONS.

     The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

     2.1     "BOARD" means the Board of Directors of the Company.

     2.2 "BROKER EXERCISE NOTICE" means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer.

     2.3 "CHANGE IN CONTROL" means an event described in Section 13.1 of the Plan.

     2.4     "CODE" means the Internal Revenue Code of 1986, as amended.

     2.5 "COMMITTEE" means the Compensation Committee of the Board, which is charged with administering the Plan, as provided in Section 3 of the Plan.

     2.6 "COMMON STOCK" means the common stock of the Company, par value $.Ol per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 of the Plan.

     2.7 "DISABILITY" means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or any Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

     2.8 "ELIGIBLE RECIPIENTS" means all employees (including, without limitation, officers and directors who are also employees) of the Company or any Subsidiary and any non-employee consultants and independent contractors of the Company or any Subsidiary.

     2.9 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     2.10 "FAIR MARKET VALUE" means, with respect to the Common Stock, as of any date (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote), the closing sale price per share of the Common Stock as reported on the NASDAQ National Market System.

     2.11 "INCENTIVE AWARD" means an Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit or Stock Bonus granted to an Eligible Recipient pursuant to the Plan.

     2.12 "INCENTIVE STOCK OPTION" means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that qualifies as an "incentive stock option" within the meaning of Section 422 of the Code.

     2.13 "NON-EMPLOYEE DIRECTOR" means any member of the Board of Directors of the Company who is not an employee of the Company or any Subsidiary.

     2.14 "NON-STATUTORY STOCK 0PTION" means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that does not qualify as an Incentive Stock Option.

     2.15 "0PTION" means an Incentive Stock Option or a Non-Statutory Stock Option.

     2.16 "PARTICIPANT" means an Eligible Recipient who receives one or more Incentive Awards under the Plan.

     2.17 "PERFORMANCE UNIT" means a right granted to an Eligible Recipient pursuant to Section 9 of the Plan to receive a payment from the Company, in the form of stock, cash or a combination of both, upon the achievement of established performance goals.

     2.18 "PREVIOUSLY ACQUIRED SHARES" means shares of Common Stock that are already owned by the Participant or, with respect to any Incentive Award, that are to be issued upon the grant, exercise or vesting of such Incentive Award.

     2.19 "RESTRICTED STOCK AWARD" means an award of Common Stock granted to an Eligible Recipient pursuant to Section 8 of the Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 8.

     2.20 "RETIREMENT" means normal or approved early termination of employment or service pursuant to and in accordance with the regular retirement/pension plan or practice of the Company or Subsidiary then covering the Participant, provided that if the Participant is not covered by any such plan or practice, the Participant will be deemed to be covered by the Company's plan or practice for purposes of this determination.

     2.21    "SECURITIES ACT" means the Securities Act of 1933, as amended.

     2.22 "STOCK APPRECIATION RIGHT" means a right granted to an Eligible Recipient pursuant to Section 7 of the Plan to receive a payment from the Company, in the form of stock, cash or a combination of both, equal to the difference between the Fair Market Value of one or more shares of Common Stock and the exercise price of any such share under the terms of such Stock Appreciation Right.

     2.23 "STOCK BONUS" means an award of Common Stock granted to an Eligible Recipient pursuant to Section 10 of the Plan.

     2.24 "SUBSIDIARY" means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee.

     2.25 "TAX DATE" means the date any withholding tax obligation arises under the Code for a Participant with respect to an Incentive Award.

3.   PLAN ADMINISTRATION.

     3.1 THE COMMITTEE. The Plan will be administered by the Compensation Committee of the Board, all of whom will be "disinterested persons" within the meaning of Rule 16b-3 under the Exchange Act. As used in this Plan, the term "Committee" will refer to the Compensation Committee of the Board. To the extent consistent with corporate law, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Eligible Recipients who are subject to Section 16 of the Exchange Act. The Committee may exercise its duties, power and authority under the Plan in its sole and absolute discretion without the consent of any Participant or other party, unless the Plan specifically provides otherwise. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted under the Plan.

     3.2  AUTHORITY OF THE COMMITTEE.

               (a) In accordance with and subject to the provisions of the Plan, the Committee will have the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including, without Limitation, the following: (i) the Eligible Recipients to be selected as Participants; (ii) the nature and extent of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which Incentive Awards will vest or become exercisable and whether Incentive Awards will be granted in tandem with other Incentive Awards) and the form of written agreement, if any, evidencing such Incentive Award; (iii) the time or times when Incentive Awards will be granted; (iv) the duration of each Incentive Award; and (v) the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject. In addition, the Committee will have the authority under the Plan to pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both.

               (b) The Committee will have the authority under the Plan to amend or modify the terms of any outstanding Incentive Award in any manner, including, without limitation, the authority to modify the number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award, accept the surrender of any outstanding Incentive Award or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that the amended or modified terms are permitted by the Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification. No amendment or modification to an Incentive Award, however, whether pursuant to this
     Section 3.2 or any other provisions of the Plan, will be deemed to be a regrant of such Incentive Award for purposes of this Plan.

               (c) In the event of (i) any reorganization, merger, consolidation, recapitalization, Liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other change in corporate structure or shares, (H) any purchase, acquisition, sale or disposition of a significant amount of assets or a significant business, (iii) any change in accounting principles or practices, or (iv) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive Award, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected Participant, amend or modify the vesting criteria of any outstanding Incentive Award that is based in whole or in part on the financial performance of the Company (or any Subsidiary or division thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect.

4.   SHARES AVAILABLE FOR ISSUANCE.

          4.1  MAXIMUM NUMBER OF SHARES.  Subject to adjustment as provided in
Section 4.3 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 500,000 shares. The shares available for issuance under the Plan may, at the election of the Committee, be either treasury shares or shares authorized but unissued, and, if treasury shares are used, all references in the Plan to the issuance of shares will, for corporate law purposes, be deemed to mean the transfer of shares from treasury.

          4.2 ACCOUNTING FOR INCENTIVE AWARDS. Shares of Common Stock that are issued under the Plan or that are subject to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. Any shares of Common Stock that are subject to an Incentive Award that lapses, expires, is forfeited or for any reason is terminated unexercised or unvested and any shares of Common Stock that are subject to an Incentive Award that is settled or paid in cash or any form other than shares of Common Stock will automatically again become available for issuance under the Plan. Any shares of Common Stock that constitute the forfeited portion of a Restricted Stock Award, however, will not become available for further issuance under the Plan.

          4.3 ADJUSTMENTS TO SHARES AND INCENTIVE AWARDS. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of the Company, the Committee (or, if the

Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities available for issuance under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, the number, kind and, where applicable, exercise price of securities subject to outstanding Incentive Awards.

5.   PARTICIPATION.

     Participants in the Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of the economic objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee. Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreement with the Participant.

6.   OPTIONS.

     6.1 GRANT. An Eligible Recipient may be granted one or more Options under the Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option.

     6.2 EXERCISE PRICE. The per share price to be paid by a Participant upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant, provided that (a) such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant with respect to an Incentive Stock Option (110% of the Fair Market Value if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company), and (b) such price win not be less than 85% of the Fair Market Value of one share of Common Stock on the date of grant with respect to a Non-Statutory Stock Option.

     6.3 EXERCISABILITY AND DURATION. An Option will become exercisable at such times and in such installments as may be determined by the Committee at the time of grant; provided, however, that no Option may be exercisable prior to six months from its date of grant and no Incentive Stock Option may be exercisable after 10 years from its date of grant (five years from its date of grant if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

     6.4 PAYMENT OF EXERCISE PRICE. The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee may allow such payments to be made, in whole or in part and upon such terms and conditions as may be established by the Committee, by tender of a Broker Exercise Notice, Previously Acquired Shares, a promissory note or by a combination of such methods.

     6.5 MANNER OF EXERCISE. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company (Attention: Chief Financial Officer) at its principal executive office in Mondovi, Wisconsin and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section
6.4 of the Plan.

     6.6 AGGREGATE LIMITATION OF STOCK SUBJECT TO INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the shares of Common Stock with respect to which incentive stock options (within the meaning of Section 422 of the Code) are exercisable for the first time by a Participant during any calendar year (under the Plan and any other incentive stock option plans of the Company or any subsidiary or parent corporation of the Company (within the meaning of the Code)) exceeds $100,000 (or such other amount as may be prescribed by the Code from time to time), such excess Options win be treated as Non-Statutory Stock Options. The determination will be made by taking incentive stock options into account in the order in which they were granted. If such excess only applies to a portion of an incentive stock option, the Committee will designate which shares will be treated as shares to be acquired upon exercise of an incentive stock option.

     6.7  AUTOMATIC GRANTS TO NON-EMPLOYEE DIRECTORS.

               (a) GRANT OF OPTIONS. Following the effective date of the Plan, each Non-Employee Director who is subsequently appointed or elected for the first time to serve on the Board will be granted automatically, as of the effective date of such appointment or election, a Non-Statutory Stock Option to purchase 10,000 shares of Common Stock (subject to adjustment as provided in Section 4.3 of the Plan).

               (b) OPTION EXERCISE PRICE. The per share price to be paid by the Non-Employee Director at the time such an Option is exercised will be 100% of the Fair Market Value of one share of Common Stock on the date the Option is granted. The total purchase price of the shares to be purchased upon exercise will be paid entirely in cash (including check, bank draft or money order).

               (c) VESTING AND DURATION OF OPTIONS. Each such Option will become exercisable, on a cumulative basis, with respect to the number of whole shares of Common Stock representing one-third of the shares covered by such Option on each of the first two anniversaries of its date of grant and as to the remaining shares on the third anniversary of the date of grant; provided that no such Option shall become exercisable as to any further shares from and after the date on which the holder thereof ceases to be a member of the Board. The term of each such Option shall be 10 years from the date of grant. Each such Option shall remain exercisable for the full term thereof irrespective of whether the holder remains a member of the Board, except that in the event of the death of the holder, such Option may be exercised by the Holder's heirs or personal representatives at any time before the earlier of the expiration of the term of the Option or one year following the date of death. Such Options will not be subject to the termination provisions of Section 11 of the Plan.

          (d) MANNER OF 0PTION EXERCISE. An Option may be exercised by a Non-Employee Director in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by giving written notice of exercise to the Company at its principal executive office (such notice to specify the particular Option that is being exercised and the number of shares with respect to which the Option is being exercised) accompanied by payment, in cash or check payable to the Company, of the total purchase price of the shares to be purchased under the Option.

          (e) NON-DISCRETIONARY GRANTS. Options granted to Non-Employee Directors pursuant to this Section 6.7 are intended to qualify as "formula awards" within the meaning of Rule 16b-3 under the Exchange Act. As a result, other than as provided in Section 16 of the Plan, the Committee will not have the authority to amend the eligibility requirements for, or modify the terms or accelerate the vesting of, such Options (including, without limitation, the authority to modify the rights of Non-Employee Directors in connection with termination of service as a director or a change in control of the Company) if such amendments, modifications or acceleration of vesting would disqualify such Options from treatment as "formula awards."

          (f) RESCISSION OF PRIOR AUTOMATIC GRANT PROVISION. Following the effective date of the Plan, the provisions of this Section 6.7 supercede and replace the provisions of Section 19 of the Marten Transport, Ltd. 1986 Non-Statutory Stock Option Plan, as amended, with respect to all future grants of Options to each Non-Employee Director who has been subsequently appointed or elected for the first time to serve on the Board. The provisions of Section 19 of the Marten Transport, Ltd. 1986 Non-Statutory Stock Option Plan, as amended, shall remain in effect only with respect to options that have previously been granted pursuant to such provisions and for so long as such options remain outstanding.

7.   STOCK APPRECIATION RIGHTS.

     7.1 GRANT. An Eligible Recipient may be granted one or more Stock Appreciation Rights under the Plan, and such Stock Appreciation Rights shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as will be determined by the Committee.

     7.2 EXERCISE PRICE. The exercise price of a Stock Appreciation Right will be determined by the Committee at the date of grant but will not be less than 85% of the Fair Market Value of one share of Common Stock on the date of grant.

     7.3 EXERCISABILITY AND DURATION. A Stock Appreciation Right will become exercisable at such time and in such installments as may be determined by the Committee at the time of grant; provided, however, that no Stock Appreciation Right may be exercisable prior to six months or after 10 years from its date of grant. A Stock Appreciation Right will be exercised by giving notice in the same manner as for Options, as set forth in Section 6.5 of the Plan.

8.   RESTRICTED STOCK AWARDS.

          8.1 GRANT. An Eligible Recipient may be granted one or more Restricted Stock Awards under the Plan, and such Restricted Stock Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee. The

Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Restricted Stock Awards as it deems appropriate, including, without limitation, that the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period or that the Participant or the Company (or any Subsidiary or division thereof) satisfy certain performance goals or criteria; provided, however, that no Restricted Stock Award may vest prior to six months from its date of grant.

     8.2 RIGHTS AS A SHAREHOLDER; TRANSFERABILITY. Except as provided in Sections 8.1, 8.3 and 14.3 of the Plan, a Participant will have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Participant as a Restricted Stock Award under this Section 8 upon the Participant becoming the holder of record of such shares as if such Participant were a holder of record of shares of unrestricted Common Stock.

     8.3 DIVIDENDS AND DISTRIBUTIONS. Unless the Committee determines otherwise (either in the agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or distributions (including regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. In the event the Committee determines not to pay such dividends or distributions currently, the Committee will determine whether any interest will be paid on such dividends or distributions. In addition, the Committee may require such dividends and distributions to be reinvested (and in such case the Participants consent to such reinvestment) in shares of Common Stock that will be subject to the same restrictions as the shares to which such dividends or distributions relate.

     8.4 ENFORCEMENT OF RESTRICTIONS. To enforce the restrictions referred to in this Section 8, the Committee may place a legend on the stock certificates referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book-entry stock account with the Company's transfer agent.

9.   PERFORMANCE UNITS.

     An Eligible Recipient may be granted one or more Performance Units under the Plan, and such Performance Units will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Performance Units as it deems appropriate, including, without limitation, that the Participant remain in the continuous employ or service of the Company or any Subsidiary for a certain period or that the Participant or the Company (or any Subsidiary or division thereof) satisfy certain performance goals or criteria. The Committee will have the discretion either to determine the form in which payment of the economic value of vested Performance Units will be made to the Participant (i.e., cash, Common Stock or any combination thereof) or to consent to or disapprove the election by the Participant of the form of such payment.

10.  STOCK BONUSES.

     An Eligible Recipient may be granted one or more Stock Bonuses under the Plan, and such Stock Bonuses will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee. The Participant will have all voting, dividend, liquidation and other rights with respect to the shares of Common Stock issued to a Participant as a Stock Bonus under this Section 10 upon the Participant becoming the holder of record of such shares; provided, however, that the Committee may impose such restrictions on the assignment or transfer of a Stock Bonus as it deems appropriate.

11.  EFFECT OF TERMINATION OF EMPLOYMENT OR OTHER SERVICE.

     11.1 TERMINATION DUE TO DEATH, DISABILITY OR RETIREMENT. In the event a Participant's employment or other service with the Company and all Subsidiaries is terminated by reason of death, Disability or Retirement:

             (a) All outstanding Options and Stock Appreciation Rights then held by the Participant will remain exercisable to the extent exercisable as of such termination for a period of one year after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right);

             (b) All outstanding Restricted Stock Awards then held by the Participant that have not vested will be terminated and forfeited; and

             (c) All outstanding Performance Units and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Units or Stock Bonuses.

     11.2    TERMINATION FOR REASONS OTHER THAN DEATH, DISABILITY OR RETIREMENT.

             (a) In the event a Participant's employment or other service is terminated with the Company and all Subsidiaries for any reason other than death, Disability or Retirement, or a Participant is in the employ or service of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues in the employ or service of the Company or another Subsidiary), all rights of the Participant under the Plan and any agreements evidencing an Incentive Award will immediately terminate without notice of any kind, and no Options or Stock Appreciation Rights then held by the Participant will thereafter be exercisable, all Restricted Stock Awards then held by the Participant that have not vested will be terminated and forfeited, and all Performance Units and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Units or Stock Bonuses; provided, however, that if such termination is due to any reason other than termination by the Company or any Subsidiary for "cause," all outstanding Options and Stock Appreciation Rights then held by such Participant will remain exercisable to the extent exercisable as of such termination for a period of three months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right).

             (b) For purposes of this Section 11.2, "cause" (as determined by the Committee) will be as defined in any employment or other agreement or policy applicable to the Participant or, if no such agreement or policy exists, will mean (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary, (ii) any unlawful or criminal activity of a serious nature, (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant's overall duties, or (iv) any material breach of any employment, service, confidentiality or non-compete agreement entered into with the Company or any Subsidiary.

     11.3 MODIFICATION OF RIGHTS UPON TERMINATION. Notwithstanding the other provisions of this Section 11, upon a Participant's termination of employment or other service with the Company and all Subsidiaries, the Committee may in its discretion (which may be exercised at any time on or after the date of grant, including following such termination) cause Options and Stock Appreciation Rights (or any part thereof) then held by such Participant to become or continue to become exercisable and/or remain exercisable following such termination of employment or service and Restricted Stock Awards, Performance Units and Stock Bonuses then held by such Participant to vest and/or continue to vest or become free of transfer restrictions, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that (a) no Option or Stock Appreciation may become exercisable, and no Restricted Stock Award may vest and become non-forfeitable, prior to six months from its date of grant, and (b) no Option or Stock Appreciation Right may remain exercisable beyond its expiration date.

     11.4 BREACH OF CONFIDENTIALITY OR NON-COMPETE AGREEMENTS. Notwithstanding anything in this Plan to the contrary, in the event that a Participant materially breaches the terms of any confidentiality or non-compete agreement entered into with the Company or any Subsidiary, whether such breach occurs before or after termination of such Participant's employment or other service with the Company or any Subsidiary, the Committee may immediately terminate all rights of the Participant under the Plan and any agreements evidencing an Incentive Award then held by the Participant without notice of any kind.

     11.5 DATE OF TERMINATION OF EMPLOYMENT OR OTHER SERVICE. Unless the Committee otherwise determines, a Participant's employment or other service will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or other service, as determined by the Committee based upon such records.

12.  PAYMENT OF WITHHOLDING TAXES.

     12.1 GENERAL RULES. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related tax requirements attributable to an Incentive Award, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive Award.

     12.2 SPECIAL RULES. The Committee may, upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 12.1 of the Plan by electing to tender Previously Acquired Shares, a Broker Exercise Notice or a promissory note (on terms acceptable to the Committee in its sole discretion), or by a combination of such methods.

13.  CHANGE IN CONTROL.

     13.1 CHANGE IN CONTROL. For purposes of this Section 13.1, a "Change in Control' of the Company will mean the following:

             (a) the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company;

             (b) the approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

             (c) a merger or consolidation to which the Company is a party if the stockholders of the Company immediately prior to the effective date of such merger or consolidation have "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing less than 50% of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors;

             (d) any person (other than any person that is presently the beneficial owner of 20% or more of the outstanding Common Stock) becomes after the effective date of the Plan the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors; or

             (e) a change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirements.

     13.2 ACCELERATION OF VESTING. Without limiting the authority of the Committee under Section 3.2 of the Plan, if a Change in Control of the Company occurs, then, (a) all outstanding Options and Stock Appreciation Rights that have been held by a Participant for at least six months will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the Participant to whom such Options or Stock Appreciation Rights have been granted remains in the employ or service of the Company or any Subsidiary; (b) all outstanding Restricted Stock Awards that have been held by the Participant for at least six months will become immediately fully vested and non-forfeitable; and (c) all outstanding Performance Units and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Units or Stock Bonuses.

     13.3 CASH PAYMENT FOR 0PTIONS. If a Change in Control of the Company occurs, then the Committee, if approved by the Committee either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, may determine that some or all Participants holding outstanding Options will receive, with respect to some or all of the shares of Common Stock subject to such Options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such Options.

     13.4 LIMITATION ON CHANGE IN CONTROL PAYMENTS. Notwithstanding anything in Section 13.2 or 13.3 of the Plan to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Incentive Award as provided in Section 13.2 or the payment of cash in exchange for all or part of an Incentive Award as provided in Section 13.3 (which acceleration or payment could be deemed a "payment" within the meaning of Section 28OG(b)(2) of the Code), together with any other payments which such Participant has the right to receive from the Company or any corporation that is a member of an "affiliated group" (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a "parachute payment" (as defined in Section 28OG(b)(2) of the Code), then the payments to such Participant pursuant to Section 13.2 or 13.3 will be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that if such Participant is subject to a separate agreement with the Company or a Subsidiary that specifically provides that payments attributable to one or more forms of employee stock incentives or to payments made in lieu of employee stock incentives will not reduce any other payments under such agreement, even if it would constitute an excess parachute payment, or provides that the Participant will have the discretion to determine which payments will be reduced in order to avoid an excess parachute payment, then the limitations of this Section 13.4 will, to that extent, not apply.

14.  RIGHTS OF ELIGIBLE RECIPIENTS AND PARTICIPANTS, TRANSFERABILITY.

     14.1 EMPLOYMENT OR SERVICE. Nothing in the Plan will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company or any Subsidiary

     14.2 RIGHTS AS A STOCKHOLDER. As a holder of Incentive Awards (other than Restricted Stock Awards and Stock Bonuses), a Participant will have no rights as a stockholder unless and until such Incentive Awards are exercised for, or paid in the form of, shares of Common Stock and the Participant becomes the holder of record of such shares. Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions with respect to such Incentive Awards as to which there is a record date preceding the date the Participant becomes the holder of record of such shares, except as the Committee may determine.

     14.3 RESTRICTIONS ON TRANSFER. Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by the Plan, no right or interest of any Participant in an Incentive Award prior to the exercise or vesting of such Incentive Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise. A Participant will, however, be entitled to designate a beneficiary to receive an Incentive Award upon such

Participant's death, and in the event of a Participant's death, payment of any amounts due under the Plan will be made to, and exercise of any Options (to the extent permitted pursuant to Section 11 of the Plan) may be made by, the Participant's legal representatives, heirs and legatees.

     14.4 NON-EXCLUSIVITY OF THE PLAN. Except as expressly set forth herein, nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

15.  SECURITIES LAW AND OTHER RESTRICTIONS.

     Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable state securities laws or an exemption from such registration under the Securities Act and applicable state securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Committee deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

16.  PLAN AMENDMENT, MODIFICATION AND TERMINATION

     The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that (a) the Board will not have the authority to amend the eligibility requirements for Options granted pursuant to Section 6.7 of the Plan, or to modify the number of shares, exercise price, exercisability, duration, manner of payment or other terms with respect to such Options, more than once every six months, other than to comply with changes in the Code, the Employee Retirement Income Security Act or the rules promulgated thereunder; and (b) no amendments to the Plan will be effective without approval of the stockholders of the Company if stockholder approval of the amendment is then required pursuant to Rule 16b-3 under the Exchange Act, Section 422 of the Code or the rules of the NASD or any stock exchange. No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive Award without the consent of the affected Participant; provided, however, that this sentence win not impair the right of the Committee to take whatever action it deems appropriate under Sections 3.2(c), 4.3 and 13 of the Plan.

17.  EFFECTIVE DATE AND DURATION OF THE PLAN

     The Plan is effective as of March 9, 1995, the date it was adopted by the Board. The Plan will terminate at midnight on March 8, 2005, and may be terminated prior to such time by Board action, and no Incentive Award will be granted after such termination. Incentive Awards outstanding upon termination of the Plan may continue to be exercised, or become free of restrictions, in accordance with their terms.

18.  MISCELLANEOUS

     18.1 GOVERNING LAW. The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Wisconsin.

     18.2 SUCCESSORS AND ASSIGNS. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY                      MARTEN TRANSPORT, LTD.                        PROXY
                             129 MARTEN STREET
                          MONDOVI, WISCONSIN 54755

         FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 2, 1995

The undersigned hereby appoints Randolph L. Marten and Darrell D. Rubel as Proxies, each with the power to appoint substitutes, and hereby authorizes each of them to represent and to vote, as indicated on the reverse side, all the shares of Common Stock of Marten Transport, Ltd. held of record by the undersigned on March 24, 1995, at the Annual Meeting of Shareholders to be held on May 2, 1995, and at any adjournments thereof.

            (CONTINUED AND TO BE DATED AND SIGNED ON OTHER SIDE)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                            FOLD AND DETACH HERE

1. ELECTION OF DIRECTORS

       FOR                 WITHHOLD         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE
   all nominees           AUTHORITY          THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
listed to the right    to vote for all
 (except as marked     nominees listed       Randolph L. Marten, Darrell D. Rubel, Arnold P. Schultz, Larry B. Hagness,
  to the contrary)      to the right         Thomas J. Winkel

        / /                   / /

                                                                                  In their discretion, the Proxies are authorized
                                                                                  to vote upon such other business as may properly
                                                                                  come before the meeting.
2. Proposal to adopt the Company's     3. Proposal to ratify the selection of
   1995 Stock Incentive Plan.             Arthur Andersen & Co. as the           This Proxy, when properly executed, will be
                                          independent accountants of the          voted in the manner directed hereon by the
                                          Company.                                undersigned shareholder. If no direction is
                                                                                  made, this Proxy will be voted FOR all
   FOR    AGAINST   ABSTAIN                   FOR   AGAINST   ABSTAIN             the proposals and FOR the election of all
                                                                                  nominees for director.

   / /      / /       / /                      / /     / /       / /              Please sign exactly as your name appears hereon.

                                                                                  Dated ___________________________________, 1995

                                                                                  _______________________________________________
                                                                                                    Signature

                                                                                  _______________________________________________
                                                                                             Signature if held jointly

                                                                                  When shares are held by joint tenants, both
                                                                                  should sign. When signing as attorney, executor,
                                                                                  administrator, trustee or guardian, please give
                                                                                  full title. If shareholder is a corporation,
                                                                                  please sign in full corporate name by President
                                                                                  or other authorized officer; if a partnership,
                                                                                  please sign in partnership's name by an
                                                                                  authorized person.

                "PLEASE MARK INSIDE BLUE BOXES SO THAT DATA                       PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                PROCESSING EQUIPMENT WILL RECORD YOUR VOTES"                      PROMPTLY USING THE ENCLOSED ENVELOPE.

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                               FOLD AND DETACH HERE







                               MARTEN TRANSPORT LTD.
                         ANNUAL MEETING OF STOCKHOLDERS
                               TUESDAY, MAY 2, 1995
                                 4:00 P.M. C.S.T.
                                      HELD AT
                                 THE HOLIDAY INN
                                 2703 CRAIG ROAD
                               EAU CLAIRE WISCONSIN